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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Annual Report of iLinc Communications, Inc. (the "Company") on Form 10-K for the period ending March 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, James L. Dunn, Jr., Senior Vice President and Chief Financial Officer of the Company, hereby certify, to my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By: /s/ James L. Dunn, Jr.
    -------------------------------------
James L. Dunn, Jr.
Senior Vice President and Chief Financial Officer
June 29, 2006